Curasset Capital Management

SUMMARY
PROSPECTUS
January 31, 2026

Limited Term Income Fund
Class A (CMIAX)
Investor Class (CMIVX)
Institutional Class (CMIIX)
Founders Class (CMIFX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at no cost by calling 800-628-4077 or emailing mail@ccofva.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this summary prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Curasset Capital Management Limited Term Income Fund

Investment Objective

The investment objective of the Curasset Capital Management Limited Term Income Fund (hereafter referred to as the “Limited Term Income Fund” or the “Fund”) is to seek income.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold and sell shares of the Limited Term Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. In addition, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any funds managed by the Adviser and the funds are offered in this Trust. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Investor Class	Institutional Class	Founders Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum deferred sales charges (load) (as a percentage of the amount redeemed)	1.00%[1]	None	None	None
Maximum sales charge (load) imposed on reinvested dividend	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	2.00%	None	None
Exchange Fee	None	None	None	None

Curasset Capital Management Limited Term Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%	0.44%	0.44%	0.44%
Distribution and Service 12b-1 Fees	0.25%	0.25%	None	None
Other Expenses	0.13%	0.13%	0.13%	0.13%
Shareholder Services Plan	0.15%	0.15%	0.10%	None
Total Annual Fund Operating Expenses	0.97%	0.97%	0.67%	0.57%
Less Fee Waivers and/or Expense Reimbursements(2)	(0.00%)	(0.13)%	(0.08)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.97%	0.84%	0.59%	0.44%
(1)    A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
(2)    Curasset Capital Management, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Limited Term Income Fund expenses until January 31, 2027 to keep Total Annual Fund Operating Expenses (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.74%, 0.59%, 0.59% and 0.44%, respectively, of the daily net assets of the Fund’s Class A, Investor Class, Institutional Class and Founders Class. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Limited Term Income Fund within three years following the date such waiver and/or reimbursement was made, provided that the Limited Term Income Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may be terminated prior to January 31, 2027 by the Adviser or the Board of Trustees of the Trust only by mutual written consent.

Expense Example

The following example is intended to help you compare the cost of investing in the Limited Term Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Limited Term Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Limited Term Income Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Curasset Capital Management Limited Term Income Fund

	One Year	Three Years	Five Years	Ten Years
Class A	$570(1)	$672	$891	$1,520
Investor Class	$86	$296	$524	$1,178
Institutional Class	$60	$206	$365	$827
Founders Class	$45	$170	$305	$701
(1)If you did not redeem your shares, your cost would be $371 for the one-year period.

Portfolio Turnover
The Limited Term Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Limited Term Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Limited Term Income Fund’s performance. During the Fund’s most recent fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 48.56% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Limited Term Income Fund invests primarily in corporate debt securities and U.S. government securities. Under normal market conditions, the Limited Term Income Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities (generally referred to as “bonds”), and in derivatives and other instruments that have economic characteristics similar to such securities.

A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

•Domestic and foreign corporate debt obligations;
•Domestic and foreign government debt obligations, including U.S. government securities;
•Mortgage-related securities;
•Asset-backed securities; and
•Other debt obligations.

The portfolio manager’s overall strategy is to build a diversified portfolio of corporate and government bonds. The Limited Term Income Fund’s investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as “instrumentalities.” There is no required allocation of the Limited Term Income Fund’s assets among the above classes of securities, but the Limited Term Income Fund focuses mainly on U.S. government securities and corporate debt securities. The portfolio managers will conduct their own credit analysis on all potential investments. This analysis will include a review of credit ratings where available and, it will typically consider such other factors like prepayment, correlation, and volatility. The portfolio managers tend to favor securities that are considered less risky from a credit risk standpoint over those that are considered riskier. However, when market conditions change, the

Curasset Capital Management Limited Term Income Fund

portfolio managers might change the Limited Term Income Fund’s sector allocations. Sector allocations are generally determined based on what the portfolio managers’ insights and judgments about risk, relative value, liquidity, diversification and/or other features of the available sectors that may make them more or less attractive for investment. When the portfolio managers perceive considerable risk in the market, they may decide to increase portfolio diversification and limit sector exposure. However, when the portfolio managers believe, a sector is well positioned based on current market conditions they may decide to overweight exposure to such sector.

The Limited Term Income Fund can invest up to 35% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as “junk bonds”) and are considered speculative instruments. “Investment-grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s or Standard & Poor’s. The Limited Term Income Fund may also invest in unrated securities, in which case the Limited Term Income Fund’s Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. When deciding whether to adjust the credit risk exposure of the Limited Term Income Fund’s debt investments or allocations among various sectors, the portfolio managers weigh factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations, and the yield advantage that lower-grade securities may offer over investment-grade bonds.

The Limited Term Income Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security’s price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decrease about 3%. To try to decrease volatility, the Limited Term Income Fund seeks to maintain a weighted average effective portfolio duration of one to three and a half years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected. When deciding whether to adjust the duration of the Limited Term Income Fund’s debt investments, the portfolio managers weigh factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations.

The Limited Term Income Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. The Limited Term Income Fund may not invest more than 20% of its net assets in foreign debt securities. Investments in foreign debt securities will generally be determined based on the Adviser’s strategic risk/reward models which evaluates, among other things, the economic conditions affecting the U.S. and the developed and emerging markets.

The Limited Term Income Fund may also use derivatives including treasury futures, to seek increased returns, to try to manage investment risk or for hedging purposes. Futures, swaps and “structured” notes are examples of some of the types of derivatives the Limited Term Income Fund can use. The use of these derivatives may provide for risk premium and reduce the Limited Term Income Fund’s overall

Curasset Capital Management Limited Term Income Fund

volatility when compared to a pure bond. Treasury futures may be used to adjust portfolio duration or to reduce the Limited Term Income Fund’s overall volatility.

The Limited Term Income Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (referred to as Rule 144A Securities).

In selecting investments for the Limited Term Income Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis, relative values between the corporate and government sectors, diversification, fundamental and technical analysis, liquidity, financing costs and/or other factors they believe will drive the risk or price performance of the securities or sector. The Limited Term Income Fund mainly seeks income earnings on the Limited Term Income Fund’s investments, consistent with preservation of capital, that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

The Limited Term Income Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

The Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Limited Term Income Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Limited Term Income Fund can increase during times of significant market volatility. The principal risks of investing in the Limited Term Income Fund are:

Management Risk. The Limited Term Income Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Limited Term Income Fund’s portfolio. The Limited Term Income Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Limited Term Income Fund and, therefore, the ability of the Limited Term Income Fund to achieve its investment objective.

Interest Rate Risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Limited Term Income Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities.

Duration Risk. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

Curasset Capital Management Limited Term Income Fund

Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Limited Term Income Fund’s income or share value might be reduced.

Credit Spread Risk. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Limited Term Income Fund’s lower-rated and unrated securities.

Extension Risk. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date.

Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall the Limited Term Income Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

Prepayment Risk. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Limited Term Income Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.

Event Risk. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Liquidity Risk. Liquidity risk is the risk the Limited Term Income Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.

Leverage Risk. Leverage risk is created when an investment exposes the Limited Term Income Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Limited Term Income Fund’s risk of loss and potential for gain.

Risks of Below-Investment-Grade Securities. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds, generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject

Curasset Capital Management Limited Term Income Fund

to, which may make it difficult for the Limited Term Income Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Limited Term Income Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors.

Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets.

Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Limited Term Income Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Limited Term Income Fund’s initial investment. As a result of these risks, the Limited Term Income Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted under financial reform legislation, certain over-the-counter derivatives are required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Curasset Capital Management Limited Term Income Fund

Swap Agreements Risk. Swap agreements are contracts among the Limited Term Income Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Futures and Forward Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Limited Term Income Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Limited Term Income Fund or the Adviser, thus limiting the ability to implement the Limited Term Income Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk. Futures contracts traded over the counter are frequently referred to as forward contracts.

Structured Note Risk. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that a Fund may lose money if the issuer of the note defaults, as the Limited Term Income Fund may not be able to readily close out its investment in such notes without incurring losses.

Risks of Mortgage-Related Securities. The Limited Term Income Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage related securities that are U.S. government securities.

Risks of Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Limited Term Income

Curasset Capital Management Limited Term Income Fund

Fund nor the Adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Limited Term Income Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Limited Term Income Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Limited Term Income Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees. Restricted securities may have lower overall liquidity than those without restrictions on transferability. Certain securities in which the Limited Term Income Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could continue to cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact the Limited Term Income Fund’s performance.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Limited Term Income Fund. The bar chart shows changes in the Limited Term Income Fund’s annual returns for the Founder’s Class shares from year to year. The table shows how the Fund’s average annual returns for the periods indicated compare over time with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free 800-628-4077.
The performance of the Limited Term Income Fund’s Founders Class shares and the Fund’s other share Classes will differ because the expenses of the Classes differ.

Curasset Capital Management Limited Term Income Fund

Curasset Capital Management Limited Term Income Fund
Calendar Year Total Returns

10.00%
5.00%
0.00%
-5.00%
5.94%
5.25%
5.22%
-2.65%
2022
2023
2024
2025

During the period shown in the bar chart, the Founders Class shares’ highest return for a calendar quarter was 2.41% (quarter ended 9/30/2024) and the Founders Class shares’ lowest return for a calendar quarter was -2.15% (quarter ended 3/31/2022).

Average Annual Total Returns for the Period Ended December 31, 2025*
The table below shows how the average annual total returns of the Fund’s Founder Class of shares compare to those of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Aggregate 1-3 Year Bond Index, which is the Fund’s secondary index. The table also presents the impact of taxes on the Fund’s Founders Class shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Curasset Capital Management Limited Term Income Fund

Return Before Taxes	1 Year	Since Inception 12/1/2021
Founders Class Shares	5.22%	3.31%
Return After Taxes – Founders Class Shares	1 Year	Since Inception 12/1/2021
Return After Taxes on Distributions	3.23%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	1.85%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)**	7.15%	-0.15%
Bloomberg US Aggregate 1-3 Year Bond Index(reflects no deduction for fees, expenses, or taxes)	5.39%	2.51%
* As of December 31, 2025, there were no Class A, Investor or Institutional Shares outstanding for the Fund.
** In connection with newly adopted SEC regulations applicable to the Fund, the Bloomberg US Aggregate Bond Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Bloomberg US Aggregate 1-3 Year Bond Index, the Fund’s previous broad-based securities market index.
Management
Investment Adviser.
Curasset Capital Management, LLC.
Portfolio Managers.
Avinand Joseph Jutagir, Chief Compliance Officer and owner of the Adviser, has managed the Limited Term Income Fund since inception (December 2021).
Peter Anthony Strzalkowski, Chief Executive Officer and owner of the Adviser, has managed the Limited Term Income Fund since inception (December 2021).

Benjamin Rockmuller, Senior Portfolio Manager and Head of Credit of the Adviser, has managed the Limited Term Income Fund since January 2024.

Curasset Capital Management Limited Term Income Fund

General Summary Information

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts for various types of accounts offered by the Limited Term Income Fund (the “Limited Term Income Fund” or the “Fund”) are shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Class A
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100
	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100
	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100
	Founders Class
	Initial	Additional
Regular Account	$2,500	$1,000
Automatic Investment Plan	$2,500	$1,000*
IRA Account	$2,500	$1,000
* An Automatic Investment Plan requires the minimum automatic monthly or quarterly investment

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Curasset Capital Management Limited Term Income Fund, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone by calling toll free 800-628-4077. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be subject to U.S. federal income tax and may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529

Curasset Capital Management Limited Term Income Fund

college savings plan. In such a tax-deferred account, your tax liability generally is not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. In addition, if you purchase the Fund through an employee benefit plan, the Adviser may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available the Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.